UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2023, Monro, Inc. (the “Company” or “Monro”) announced a plan to reclassify its equity capital structure to eliminate the Class C Convertible Preferred Stock (the “Class C Preferred Stock”) subject to shareholder approval (the “Recapitalization”). In support of the Recapitalization, on May 12, 2023, the Company entered into a reclassification agreement (the “Agreement”) with the holders of its Class C Preferred Stock (the “Class C Holders”).

The Agreement provides that, subject to the satisfaction of certain conditions, the Company will file amendments to its certificate of incorporation (the “Certificate of Incorporation”) to create a mandatory conversion of any outstanding shares of Class C Preferred Stock by the earliest of (i) the third anniversary date of the Company’s 2023 annual meeting of shareholders (the “Annual Meeting”); (ii) the first business day immediately prior to the record date established for the determination of the shareholders of the Company entitled to vote at the Company’s 2026 annual meeting of shareholders; and (iii) the date on which the Class C Holders, in the aggregate, cease to beneficially own at least 50% of all shares of the Class C Preferred Stock issued and outstanding as of the date of the Agreement. In exchange for this sunset of the Class C Preferred Stock, the conversion rate of Class C Preferred Stock will be adjusted so that each share of Class C Preferred Stock will convert into 61.275 shares of common stock (the “adjusted conversion rate”), an increase from the current conversion rate of 23.389 shares of common stock for each share of Class C Preferred Stock under the Certificate of Incorporation. At the end of the sunset period, all shares of Class C Preferred Stock remaining outstanding will be automatically converted into shares of common stock at the adjusted conversion rate. During the sunset period, the Agreement provides the Class C Holders the right to appoint one member of the board of directors. This designee is expected to be Peter J. Solomon, who is one of the Company’s current directors and one of the Class C Holders.

The Company’s board of directors appointed a special committee (the “Special Committee”) to evaluate and negotiate the Recapitalization with the Class C Holders. Only independent and disinterested directors served on the Special Committee. The Special Committee was advised by independent financial and legal advisors and received a fairness opinion prior to the signing of the Agreement. The Class C Holders are Mr. Solomon, his family members, and entities owned or controlled by Mr. Solomon and his family members. Mr. Solomon has served on the board of directors since 1984.

The completion of the Recapitalization is subject to customary conditions under the Agreement, including that the amendments to the Certificate of Incorporation required to complete the Recapitalization must be approved at the Annual Meeting by a majority of the outstanding shares of common stock unaffiliated with the Class C Holders and a majority of the outstanding shares of Class C Preferred Stock. The Agreement also contains customary warranties, agreements and indemnification obligations of the Company and the Class C Holders. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.07 to this Current Report on Form 8-K.

On May 18, 2023, the Company issued a press release announcing the Recapitalization and the board of directors’ decision to declassify the board of directors. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

Also on May 18, 2023, the Company announced that its board of directors approved an amendment to the Certificate of Incorporation to declassify the board. The board of directors is currently divided in to two classes, with one class elected each year and each class serving two-year terms. If this amendment is approved by shareholders at the Annual Meeting, beginning at the 2025 annual meeting of shareholders, the board of directors will consist of only one class of directors who serve one-year terms. This amendment to the Certificate of Incorporation is subject to approval by at least two-thirds of the outstanding shares of common stock and at least 60% of the outstanding shares of Class C Preferred Stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Current Report on Form 8-K that are not historical facts may contain statements of future expectations and other forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “expect,” “plan,” “anticipate,” “believe,” “could,” “may,” “will,” “intend,” and other similar words or phrases. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed. These forward-looking statements include, but are not limited to, statements relating to the proposed Recapitalization, board declassification and related amendments to the Company’s Certificate of Incorporation, including the anticipated benefits thereof; the timing for completion of the Recapitalization and the board declassification; the anticipated timing for the Annual Meeting; and other factors set forth elsewhere herein and in the Company’s Securities and Exchange Commission filings, including the Company’s annual report on Form 10-K for the fiscal year ended March 26, 2022.

Although the Company believes that the forward-looking statements in this report are based on information and assumptions that are current, reasonable and complete, these statements are by their nature subject to a number of factors that could cause actual results to differ materially from management’s expectations and plans as set forth in such forward-looking statements, including, without limitation, the following factors, many of which are beyond the Company’s control and the effects of which can be difficult to predict: the possibility that the Recapitalization and/or board declassification not be completed on the terms and conditions, or on the timing, currently contemplated, and that the Recapitalization and/or board declassification may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required shareholder approvals and other conditions necessary to complete the Recapitalization and/or board declassification or for other reasons; and other risks inherent to the Company’s business and/or factors beyond Monro’s control which could have a material adverse effect on Monro or the ability to consummate the Recapitalization and/or the board declassification. Except as required by law, the Company does not undertake and specifically disclaims any obligation to update any forward-looking statement to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

IMPORTANT INFORMATION

Monro intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2023 Annual Meeting of Shareholders. Any definitive proxy statement will be made available to Monro’s shareholders. MONRO’S SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by Monro may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of Monro’s website at corporate.monro.com. In addition, investors and security holders will be able to obtain free copies of these documents from Monro by directing a request to Investor Relations, 200 Holleder Parkway, Rochester, NY 14615.

PARTICIPANTS IN THE SOLICITATION

The directors and executive officers of Monro and other persons may be considered participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding Monro’s directors and executive officers is available in Monro’s most recent proxy statement, dated July 7, 2022, for the Annual Meeting of Shareholders held on August 16, 2022, which was filed with the SEC on July 7, 2022, and Monro’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.07**	Reclassification Agreement, by and among Monro, Inc. and the holders of Class C Convertible Preferred Stock named therein, dated as of May 12, 2023

99.1	Press release issued by Monro, Inc. on May 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K of the Securities Act of 1933, as amended. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

May 18, 2023	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Executive Vice President – Chief Legal Officer and Secretary